Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            BIG SKY BANCORP, INC.
              (Name of Registrant as Specified in Its Charter)

                            BIG SKY BANCORP, INC.

                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No filing fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A

(2)  Aggregate number of securities to which transactions applies:
                              N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
(4)  Proposed maximum aggregate value of transaction:
                              N/A

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
(2)  Form, schedule or registration statement no.:
                             N/A
(3)  Filing party:
                             N/A
(4)  Date filed:
                             N/A

                               June 23, 1997





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Big Sky Bancorp, Inc. to be held at 3600 Brooks Street, Missoula, Montana on July 30, 1997 at 10:00 a.m., Mountain Time.

     The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative from the Company's independent accounting firm, Deloitte & Touche LLP, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                        Sincerely,



                                        Michael E. McKee
                                        President and Chief Executive Officer

                       BIG SKY BANCORP, INC.
                       711 South First Street
                      Hamilton, Montana 59840
                           (406) 363-4400

------------------------------------------------------------------------------
              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held On July 30, 1997
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Big Sky Bancorp, Inc. ("Company") will be held at 3600 Brooks Street, Missoula, Montana on July 30, 1997 at 10:00 a.m., Mountain Time, for the following purposes:

       1. To elect two directors to serve until the 2000 Annual Meeting of Stockholders;

       2. To consider and vote upon a proposal to adopt the Big Sky Bancorp, Inc. 1997 Management Recognition and Development Plan;

       3. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending March 31, 1998; and

       4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 31, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      ERNEST M. KWIATKOWSKI
                                      CORPORATE SECRETARY

Hamilton, Montana
June 23, 1997

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                          PROXY STATEMENT
                                 OF
                       BIG SKY BANCORP, INC.
                       711 SOUTH FIRST STREET
                      HAMILTON, MONTANA 59840
                           (406) 363-4400

------------------------------------------------------------------------------
                   ANNUAL MEETING OF STOCKHOLDERS
                           July 30, 1997
------------------------------------------------------------------------------
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Big Sky Bancorp, Inc. ("Company"), the holding company for First Federal Savings and Loan Association of Montana ("First Federal" or "Association"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at 3600 Brooks Street, Missoula, Montana, on July 30, 1997 at 10:00 a.m., Mountain Time.
This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 23, 1997.

------------------------------------------------------------------------------
                     VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------
     Stockholders Entitled to Vote. Stockholders of record as of the close of business on May 31, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of May 31, 1997, the Company had 308,721 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Big Sky Bancorp, Inc. 1997 Management Recognition and Development Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as auditors for the Company. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, shareholders may vote for a proposal, against a proposal or may abstain from voting. Adoption of the 1997 Management Recognition and Development Plan and ratification of the appointment of Deloitte & Touche LLP require the affirmative vote of a majority of the votes cast by stockholders at the Annual Meeting. Thus, abstentions on the Company's proposals to adopt the 1997 Management Recognition and Development Plan and to ratify the appointment of auditors will have the effect of a vote against such proposals. Broker non-votes will have no effect on the outcome of the votes.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

------------------------------------------------------------------------------
       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------
     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 31, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock as of May 31, 1997.

     The following table also sets forth, as of May 31, 1997, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each of the executive officers named in the Summary Compensation Table found below (the "named executive officers") and (c) all executive officers and directors of the Company as a group.
                                                              Percent of
                                     Amount and Nature of     Common Stock
Name                                 Beneficial Ownership(a)  Outstanding
---------------                      --------------------     -----------
Beneficial Owner of More Than 5%

Collette E. Maxwell                   27,147                     8.6%
358 Skyline Drive
Hamilton, Montana 59840

Arthur W. Capko                       20,050 (b)                 6.5
5743 Rosebrook Drive
Riverbank, California  95367

Leah C. Capko                         19,550 (b)                 6.4
5743 Rosebrook Drive
Riverbank, California 95367

Michael E. McKee                      20,826 (c)                 6.5
133 Creekside Drive
Hamilton, Montana  59840

Jeanette S. McKee                     15,750 (d)                 5.1
133 Creekside Drive
Hamilton, Montana  59840

                                                              Percent of
                                     Amount and Nature of     Common Stock
Name                                 Beneficial Ownership(a)  Outstanding
---------------                      --------------------     -----------

Directors and Executive Officers

Collette E. Maxwell*                  27,147                     8.6
Michael E. McKee**                    20,826                     6.5
Thomas H. Boone                       14,848                     4.8
Douglas N. Klein                      14,620                     4.7
Kurt F. Ingold                        13,452                     4.3
Robert K. Ford                         8,480                     2.7

All executive officers
and directors as a
group (7 persons)                    110,700                    32.2

_______
*      Mrs. Maxwell is also the Executive Vice President of the Company.
**     Mr. McKee is also the President and Chief Executive Officer of the
       Company.
(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of May 31, 1997 through the exercise of stock options granted pursuant to the Company's Stock Option Plan: Collette E. Maxwell, 8,714; Michael E. McKee, 10,669; Thomas H. Boone, 2,848; Douglas N. Klein, 1,676; Kurt F. Ingold, 2,848; Robert K. Ford, 2,849; all executive officers and directors as a group, 34,800.
(b) Arthur W. Capko and Leah C. Capko have joint ownership of 19,550 shares of the Company's Common Stock.
(c) Does not include 16,075 shares held by Mr. McKee's wife and adult children as to which he disclaims beneficial ownership. Includes 2,850 shares of Common Stock jointly held with spouse, Jeanette S. McKee.
(d)    Includes 2,850 shares of Common Stock jointly held with spouse, Michael
       E. McKee.

------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------
     The Company's Board of Directors consists of six members. The directors are divided into three classes as nearly equal in number as possible. The term of office of only one class of directors will expire in each year, and their successors will be elected for terms of three years and until their successors are elected and qualified.

     At the Meeting, two directors will be elected for three-year terms. Unless otherwise specified in the proxy, it is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

     The following table sets forth certain information as to each nominee and director continuing in office.

                                                      Year First Elected
                           Principal                   or Appointed  Year Term
Name               Age(a)  Occupation(b)                Director(c)   Expires
--------------     ------  -------------                -----------   -------
                            BOARD NOMINEES
Robert K. Ford       68    Retired executive of Champion    1985      2000(d)
                           International Corporation, a
                           forest products company.

Collette E. Maxwell  48    Executive Vice President of the  1991      2000(d)
                           Association since 1986 and of the
                           Company since 1994.

                            DIRECTORS CONTINUING IN OFFICE
Michael E. McKee     52    President and Chief Executive    1983      1998
                           Officer of the Association
                           since 1982 and of the Company
                           since 1994.

Thomas H. Boone      56    Partner in the law firm          1984      1998
                           of Boone, Karlberg & Haddon.

Douglas N. Klein     58    Owner of Collection Bureau       1984      1999
                           Services, a collection and
                           consumer credit reporting agency.

Kurt F. Ingold       53    Chairman of the Board of Directors 1984    1999
                           of the Association and of the
                           Company and President of Ingold
                           & Company, P.C., a certified public
                           accounting and financial consulting
                           firm in Missoula, Montana.
_______
(a)     At May 1, 1997.
(b) Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.
(c)     Includes prior service on the Board of Directors of the Association.
(d)     Assuming the individual is re-elected at the Annual Meeting.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Company and First Federal conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 1997, the Board of Directors of the Company held 12 meetings and the Board of Directors of First Federal held 12 meetings.

No director of the Company or First Federal attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     The following describes the duties and responsibilities of certain committees of the Boards of Directors, current membership of these committees and number of committee meetings held during the fiscal year ended March 31, 1997.

     The Company's Executive Committee, consisting of Directors Ingold, McKee, Boone and Klein, acts on behalf of the Board of Directors between regular Board meetings. All actions taken by the Executive Committee are ratified by the Board of Directors. The Executive Committee did not meet during the fiscal year ended March 31, 1997.

     The Audit Committee, consisting of Directors Ford, Ingold, Boone and Klein, reviews the Company and its subsidiary's compliance with approved policies and internal control procedures and monitors reports submitted to the regulatory authorities. The Audit Committee reviews the examination of the Company and its subsidiary by federal and state regulatory authorities and the audit by the independent auditors. The Audit Committee meets on an as-needed basis and met two times during the fiscal year ended March 31, 1997.

     The full Board of Directors acts as Nominating Committee for the nomination of members of the Board of Directors of the Company. The Board of Directors held one meeting in its capacity as the Nominating Committee in order to nominate the individuals for election at the Meeting.

     The Company also maintains a standing Stock Option Committee, which is responsible for administration of the Company's 1992 Stock Option and Incentive Plan.

     The Association's Compensation Committee consists of Directors Ford, McKee, Boone and Ingold. The Compensation Committee evaluates the qualifications and performances of the Association's principal officers and determines the compensation and benefits to be paid to such individuals. This committee met one time during the fiscal year ended March 31, 1997.

     Other committees of the Association include the Senior Loan Approval Committee (responsible for internal loan and appraisal policies as well as compliance with Office of Thrift Supervision regulations), the Loan Collection Committee (responsible for implementing the Association's policies regarding repayment of obligations owed to the Association), the Asset/Liability Committee (responsible for developing programs and procedures for implementing the Board of Directors' formal policy on interest rate risk management), the Real Estate Owned ("REO") Committee (responsible for disposition of property owned by the Association), the Community Reinvestment Act ("CRA") Review Committee (responsible for formulating CRA policy and monitoring compliance), and the Data Processing Oversight and Review Committee.

Directors' Compensation

     Members of the Company's Board of Directors also serve on the Board of Directors of the Association. Members of the Association's Board of Directors receive an annual fee of $6,000 plus $350 for each Board meeting attended. Non-officer directors receive $125 for each special Board meeting and each committee meeting attended. Mr. Ingold receives an additional annual fee of $2,400 for serving as Chairman of the Board of Directors of the Association. Directors of the Company receive no additional compensation for service on the Company's Board of Directors.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation received by the Company's Chief Executive Officer and Executive
Vice President for each of the three fiscal years ended March 31, 1996. All compensation is paid by the Association. No other executive officer of the Company or the Association received in excess of $100,000 in salary and bonus during the year ended March 31, 1997.

                                                                   Long-Term Compensation
                             Annual Compensation                           Awards
                                                                    Restricted Securities
Name and                                         Other Annual        Stock     Underlying   All Other
Position             Year    Salary($) Bonus($)  Compensation($)(2)  Award($)  Options(#) Compensation($)(3)
----------------     ----    -------   ------    ------------        --------  ---------  ------------
Michael E. McKee     1997    107,535   11,400      --                     --      1,676          --
 President and Chief 1996    104,600   15,250      --                     --        --           --
 Executive Officer   1995    100,875   14,000      --                     --        --           --

Collette E. Maxwell  1997     93,630   11,400      --                     --      1,676          --
 Executive Vice      1996     91,100   13,250      --                     --        --           --
 President           1995     88,050   12,000      --                     --        --           --

_______
(1)     Salary for Mr. McKee and Mrs. Maxwell includes directors' fees of $10,200, $9,800 and $9,000 for fiscal years 1997, 1996 and 1995, respectively.
(2)     Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.


     Employment Agreements. In connection with the Association's conversion from a federal mutual savings and loan association to a federal capital stock savings and loan association, the Association entered into employment agreements with Michael E. McKee and Collette E. Maxwell. Such employment agreements have a term of three years. Additionally, on the anniversary of the commencement date of such agreement, the term of such agreement may be extended by the Board of Directors for an additional year, unless the individual notifies the Association of his or her intention to terminate the agreement. The agreements are terminable by the Association for "cause" (as defined in the agreements) at any time or in certain events specified by applicable regulations. The agreements also provide for a severance payment if employment is terminated following a "change in control." This payment, which will be made promptly after any "change in control," will be equal to
2.99 times the average annual compensation paid to each individual during the five years immediately preceding the "change in control." The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a "change in control" is deemed to have occurred under Office of Thrift Supervision regulations or a change in the composition of more than a majority of the Board of Directors of the Association. Under current provisions of the Internal Revenue Code of 1986, as amended, the Association would not be subject to any penalty tax on the payment under the agreements. Based upon the 1997 compensation levels for Mr. McKee and Mrs. Maxwell, the aggregate payment which would have been payable under the terms of the agreements had a change in control occurred in 1996 were $298,000 and $255,000, respectively. The agreements may have an anti-takeover effect since such agreements would make an acquisition of the Company and the Association more costly for a potential acquiror.

     The Association has entered into a salary continuation agreement with Mr. McKee, effective March 16, 1994, which provides for the payment of $4,500 per month for a period of 180 months following Mr. McKee's termination of employment on or after the date he attains age 65. In the event of Mr. McKee's earlier termination of employment, the vested portion of the salary continuation benefit would be payable to Mr. McKee over 180 months. Vesting under the agreement is determined as follows: 25% on the effective date of the agreement plus 2.5% for each six months of employment with the Association thereafter. In the event of Mr. McKee's termination of employment by reason of his death or disability, the agreement provides for the payment of his vested benefit, but not less than $2,500 per month, over 180 months.

     The Association has also entered into a salary continuation agreement with Mrs. Maxwell, effective March 16, 1994, which provides for the payment of $3,375 per month for a period of 180 months following Mrs. Maxwell's termination of employment on or after the date she attains age 65. In the event of Mrs. Maxwell's earlier termination of employment, the vested portion of the salary continuation benefit would be payable to Mrs. Maxwell over 180 months. Vesting under the agreement is determined as follows: 25% on the effective date of the agreement plus 2.0% for each six months of employment with the Association thereafter. In the event of Mrs. Maxwell's termination of employment by reason of her death or disability, the agreement provides for the payment of her vested benefit, but not less than $1,667 per month, over 180 months.

     The salary continuation agreements are unfunded and unsecured obligations of the Association. The discounted present value of vested benefits will be accrued as a liability by the Association.

     Options Grants in Last Fiscal Year. The following table sets forth information regarding stock option grants to the named executive officers during the year ended March 31, 1997.

                                         Percent of
                    Number of            Total Options
                    Securities           Granted to
                    Underlying           Employees in   Exercise    Expiration
Name                Options Granted(#)   Fiscal Year    Price ($)     Date
----------          ---------------      -----------    ---------   ----------
Michael E. McKee             1,676           33%          $15.00     1/22/07

Collette E. Maxwell          1,676           33%          $15.00     1/22/07


     Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1997 and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.

                                                                              Value of Unexercised
                   Shares                    Number of Securities             In-the-Money Options
                   Acquired on  Value        Underlying Unexercised Options   at Fiscal Year End($)(1)
Name               Exercise(#)  Realized($)  Exercisable      Unexercisable   Exercisable     Unexercisable
----------------   ----------   ----------   -----------      -------------   -----------     -------------
                                                                                          ,
Michael E. McKee          --           --        10,669                --       $204,712              --

Collette E. Maxwell       --           --         8,714                --        167,200              --

_______
(1)      The value of unexercised in-the-money options is calculated based on the average of the bid and ask price for the Company's Common Stock as of March 31, 1997.

                                     -7-

Certain Transactions with the Association

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to the Association's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------
     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal 1997 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with.

------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF THE MANAGEMENT
                            RECOGNITION AND DEVELOPMENT PLAN
------------------------------------------------------------------------------
     The Board of Directors of the Company adopted the Big Sky Bancorp, Inc. 1997 Management Recognition and Development Plan ("MRDP") on May 21, 1997 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries. The MRDP will be effective upon receipt of shareholder approval. The following description of the MRDP is qualified in its entirety by reference to the complete text of the MRDP, which is attached to this Proxy Statement as Exhibit A.

     The purpose of the MRDP is to encourage and provide an additional incentive to non-employee directors, officers and employees of the Company and its subsidiaries to increase the value of the Company and its Common Stock by permitting them to acquire a significant equity interest in the Company. The MRDP is also intended to assist the Company in retaining superior personnel and to strengthen their desire to remain as directors or employees of the Company.

     All awards under the MRDP to officers and employees are made in the discretion of the Board of Directors, which is generally responsible for administration of the MRDP. Each non-employee director will recieve a one-time award of 750 shares upon the effective date of the MRDP.

     MRDP awards are made in the form of Common Stock that is subject to restrictions on transfer of ownership. MRDP awards generally will vest over a minimum three-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. Awards to non-employee directors will vest over a three-year period. If the employee or non-employee director terminates service for reasons other than retirement, death or disability, the employee or director forfeits all rights to the allocated shares under restriction. If the employee's or director's termination is caused by retirement, death or disability, all restrictions expire and all shares allocated become unrestricted. MRDP awards also will become fully vested upon a change in control (as defined in the MRDP) of the Company or the Association. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized over the period in which the shares vest. An eligible officer or director will be entitled to voting and other shareholder rights with respect to the shares while restricted. However, the shares, while restricted, may not be sold, pledged or otherwise disposed of and dividends paid during the period of restriction will be held in escrow.

     A recipient of an award who receives a grant of restricted stock and does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Company will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Company will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

     The MRDP may utilize authorized but unissued shares of Common Stock from the Company in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Company's shareholders. The MRDP also may also utilize shares of Common Stock held by the Company as treasury stock. No more than 15,000 shares may be issued under the MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Company.

New Plan Benefits

     The MRDP provides that each non-employee director will receive 750 shares each. Although the Company anticipates that stock awards will be made to officers and employees on or after the effective date of the MRDP, the Board has not made specific determinations regarding the size of individual awards.

     The Board of Directors has determined that the MRDP is desirable and will produce incentives for management that will benefit the Company and its shareholders. The Board of Directors believes that the MRDP will be a significant factor in aligning the interests of management with those of shareholders and that the terms of the MRDP are consistent with the terms of similar stock compensation programs implemented by other financial institutions in the Company's peer group. The MRDP must be approved by a majority of the shares of Common Stock of the Company present or represented by proxy at the Meeting. The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit A.

------------------------------------------------------------------------------
            PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
------------------------------------------------------------------------------
     The Board of Directors has renewed the Company's arrangements with Deloitte & Touche LLP to be independent auditors for the fiscal year ending March 31, 1998, subject to ratification by the Company's stockholders. Although the appointment of independent auditors is not required to be approved by stockholders, the Board of Directors believes stockholders should participate in such selection through ratification. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP as independent auditors, the Board of Directors will reconsider its selection. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     The ratification of the appointment of auditors must be approved by a majority of the votes cast by stockholders at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending March 31, 1998.

------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------
     Proposals of stockholders intended to be presented at the Company's annual meeting to be held in 1998 must be received by the Company no later than February 20, 1998 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     In addition, the Company's Certificate of Incorporation provides that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

     The Company's Certificate of Incorporation provides that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of the Annual Meeting of shareholders; provided, however, that if less than thirty-one days' notice of the Annual Meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included pursuant to the Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and
(v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

------------------------------------------------------------------------------
                                 OTHER MATTERS
------------------------------------------------------------------------------
     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                                MISCELLANEOUS
------------------------------------------------------------------------------
     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally, by telecopier or by telephone, without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements for the year ended March 31, 1997, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Big Sky Bancorp, Inc., 711 South First Street, Hamilton, Montana 59840.

                                     BY ORDER OF THE BOARD OF DIRECTORS




                                     ERNEST M. KWIATKOWSKI
                                     CORPORATE SECRETARY

Hamilton, Montana
June 23, 1997

                                                                   Exhibit A

                           BIG SKY BANCORP, INC.
             1997 MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

         SECTION 1.     PURPOSE AND ADOPTION OF THE PLAN

         1.01 PURPOSE. The purpose of the Big Sky Bancorp, Inc. 1997 Management Recognition and Development Plan is to assist the Corporation and its subsidiaries in retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

         1.02 ADOPTION AND EFFECTIVE DATE. The Plan shall be effective upon approval by the Corporation's shareholders at the 1997 annual meeting of shareholders. The Plan will be so approved if at such meeting a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote with respect to the Plan shall be cast in favor of its approval.

         SECTION 2.     DEFINITIONS

         For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

         ASSOCIATION means First Federal Savings and Loan Association of Montana, Hamilton, Montana.

         AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Article V of the Plan.

         BOARD means the Board of Directors of the Corporation.

         CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Association representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Association's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the Change in Control resulting therefrom.

         CORPORATION means Big Sky Bancorp, Inc., a Delaware corporation, and its successors.

         DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Article V.

         DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

         DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

         EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1.02.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         FAIR MARKET VALUE  shall be determined as follows:

         (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange at the time of grant of the award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

         (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

         PARTICIPANT means any officer selected by the Board, pursuant to
Section 3.02, to participate under the Plan or any Director who receives an award of Restricted Stock pursuant to Section 5.01(f).

         PLAN means this Big Sky Bancorp, Inc. 1997 Management Recognition and Development Plan, as the same may be amended from time to time.

         RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Article V.

         RETIREMENT means, (i) in the case of an officer or employee, termination of employment or after attaining age 65 or (ii) in the case of a Director, termination of service as a director at or after attaining age
70.

         STOCK means the common stock, par value $0.01 per share, of the Corporation.

         SECTION 3.     ADMINISTRATION AND PARTICIPATION

         3.01 ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3.02, the persons who will be Participants hereunder, to impose, in accordance with Section 5.01, such conditions and restrictions as it determines appropriate and to take such other actions and makes such other determinations in connection with the Plan as it may deem necessary or advisable.

         3.02 DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such officer and employees of the Corporation and its subsidiaries as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants. Directors shall participate in the Plan only to the extent provided in Section 5.01(f)

         SECTION 4.     STOCK ISSUABLE UNDER THE PLAN

         4.01 NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6.03, the maximum number of shares of Stock available for issuance under the Plan shall be 15,000. The Stock to be offered under the Plan shall be authorized and unissued Stock or Stock which shall have been reacquired by the Corporation and held in its treasury.

         4.02 SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5.02 may again be issued under the Plan.

         SECTION 5.     RESTRICTED STOCK

         5.01 RESTRICTED STOCK AWARDS. Subject to the terms of this Plan, the Board may grant to any officer or employee Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and a Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

         (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee.

         (b) LIMITATIONS ON AWARDS. Notwithstanding anything herein to the contrary, no award of Restricted Stock under the Plan shall vest more rapidly than in substantially equal installments over a three-year period beginning on the Date of Grant.

         (c) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5.01(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5.01(a). Cash dividends paid with respect to Restricted Stock shall be held by the Corporation in escrow until such time as the Participant vests in such shares. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

         (d) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

         (e) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 6.02, the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

         (f) Notwithstanding anything herein to the contrary, upon the Effective Date, each Director shall receive an award of 750 shares of Restricted Stock. All Director awards shall vest in equal installments over a three-year period beginning on the Date of Grant and such awards shall, in all other respects, be subject to the terms and conditions of this Plan.

         5.02 TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. Subject to Section 5.02(b), all Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment or service as a Director of the Participant with the Corporation and its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment (or service as a Director) by reason of death, Disability,or Retirement all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse. In addition, upon the occurrence of a Change in Control, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse.

         SECTION 6.  MISCELLANEOUS

         6.01 LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

         6.02 TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. Such withholding obligation may be satisfied by, without limitation, the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

         6.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and the limit on the number of shares of Stock in respect of which awards may be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6.03.

         6.04 NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

         6.05 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

         6.06 CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

         6.07 SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

         6.08 LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

         6.09 AMENDMENT AND TERMINATION.

         (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary if company with an applicable tax laws or regulatory requirement. No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

         (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                           BIG SKY BANCORP, INC.

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                               July 30, 1997
------------------------------------------------------------------------------
         The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Big Sky Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 3600 Brooks Street, Missoula, Montana, on July 30, 1997, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, as follows:

                                                               FOR   WITHHELD
I.  The election as directors of all nominees listed below     [  ]    [  ]
    (except as marked to the contrary below).

    Robert K. Ford
    Collette E. Maxwell

    INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line below.





                                                FOR   AGAINST   ABSTAIN
II.  The ratification of the adoption of the
     Big Sky Bancorp, Inc. 1997                 [  ]    [  ]      [  ]

     Management Recognition and
     Development Plan.

                                                FOR   AGAINST   ABSTAIN
III. The ratification of the appointment of     [  ]    [  ]      [  ]
     Deloitte & Touche LLP as independent
     auditors for the Company for the
     fiscal year ending March 31, 1998.


The Board of Directors recommends a vote "FOR" the listed proposals.

------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE A NOMINEE LISTED ABOVE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
------------------------------------------------------------------------------

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this Proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated June 23, 1997 and the 1997 Annual Report to Stockholders.



Dated: _______________ , 1997



_________________________         _________________________
PRINT NAME OF STOCKHOLDER         PRINT NAME OF STOCKHOLDER


________________________          ________________________
SIGNATURE OF STOCKHOLDER          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.





------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------